SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 8, 2000
                                                          --------------



                                 CSX CORPORATION
                                 ---------------
             (Exact name of registrant as specified in its charter)


                                    Virginia
                                    --------
                         (State or other jurisdiction of
                         incorporation or organization)


          2-63273                                         62-1051971
          -------                                         ----------
       (Commission                                    (I.R.S. Employer
         File No.)                                    Identification No.)


           One James Center, 901 East Cary Street, Richmond, VA 23219
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (804) 782-1400
                                 --------------

ITEM 5.        OTHER EVENTS

               As of August 8, 2000, CSX Corporation (the "Company") increased the aggregate initial offering price of its Medium-Term Notes, Series C, Due 9 Months or Longer from Date of Issue (the "Series C Notes") from U.S. $1,000,000,000 to U.S. $1,150,000,000. The additional U.S. $150,000,000 aggregate initial offering price of Series C Notes will be issued pursuant to an indenture dated as of August 1, 1990 between the Company and The Chase Manhattan Bank, as trustee (the "Trustee"), as supplemented by a First Supplemental Indenture dated as of June 15, 1991, a Second Supplemental Indenture dated as of May 6, 1997 and a Third Supplemental Indenture dated as of April 22, 1998, and the Action of Authorized Pricing Officers of the Company dated as of September 30, 1998, Action of Authorized Pricing Officers of the Company dated as of May 7, 1999, Supplemental Action of Authorized Pricing Officers of the Company dated August 10, 1999 and Supplemental Action of Authorized Pricing Officers of the Company dated August 8, 2000. The additional Series C Notes may be Fixed Rate Notes or Floating Rate Notes and may be offered at a discount from the principal amount thereof due at maturity. The offering and sale of the additional Series C Notes have been registered under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration No. 333-68885) which was declared effective January 5, 1999. On May 11, 1999, the Company filed with the Securities and Exchange Commission (the "Commission"), pursuant to Rule 424(b)(5) under the Act, its Prospectus, dated January 5, 1999, and Prospectus Supplement, dated May 7, 1999, pertaining to the offering and sale of the Series C Notes. On August 10, 2000, the Company filed, pursuant to Rule 424(b)(3) under the Act, a Supplement to Prospectus Supplement, dated August 8, 2000, regarding the U.S. $150,000,000 increase in the aggregate initial offering price of the Series C Notes. The Company will continue to solicit sales of Series C Notes pursuant to the Distribution Agreement, dated May 7, 1999, between the Company and the Agents named therein.


ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

        (c)    Exhibits required to be filed by Item 601 of Regulation S-K.

               The following exhibits are filed as a part of this report.

               4.1 Supplemental Action of Authorized Pricing Officers dated as of August 8, 2000.

               5.1 Opinion of McGuireWoods LLP as to the validity of the Notes.

              23.1 Consent of McGuireWoods LLP contained in the opinion filed as Exhibit 5.1 hereto.

                                    Signature
                                    ---------

           Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 CSX CORPORATION

                            By:  /s/ Gregory R. Weber
                                 --------------------
                                 Gregory R. Weber
                                 Vice President and Treasurer


Date:  August 10, 2000

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EXHIBIT LIST
------------


Exhibit                                   Description
-------                                   -----------

   4.1 Supplemental Action of Authorized Pricing Officers dated as of August 8, 2000.

   5.1            Opinion of McGuireWoods LLP as to the validity of the Notes.

  23.1 Consent of McGuireWoods LLP contained in the opinion filed as Exhibit 5.1 hereto.

                                       4